                                                                   Exhibit 10.28

                          THIRD AMENDMENT AND CONSENT
                         TO LOAN AND SECURITY AGREEMENT
                         ------------------------------


          THIRD AMENDMENT AND CONSENT, dated as of March 4, 1998 (this "Amendment"), to the Loan and Security Agreement referred to below by and among
----------
GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender"), PAR
                                                               ------
PHARMACEUTICAL, INC., a New Jersey corporation ("Borrower"), PHARMACEUTICAL
                                                 --------
RESOURCES, INC., a New Jersey corporation ("Parent"), NUTRICEUTICAL RESOURCES,
                                            ------
INC., a New York Corporation ("NRI"), and PARCARE, LTD., a New York corporation
                               ---
("ParCare").  Parent, NRI and ParCare are hereinafter referred to as
  -------
"Guarantors".
 ----------

                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, Lender, Borrower and Guarantors are parties to that certain Loan and Security Agreement, dated as of December 15, 1996 (as amended, supplemented or otherwise modified prior to the date hereof, the "Loan
                                                                  ----
Agreement");
---------

          WHEREAS, Lender, Borrower and Guarantors have agreed to amend the Loan Agreement in the manner, and on the terms and conditions, provided for herein; and

          WHEREAS, Lender has agreed to consent to certain violations of the Loan Agreement in the manner, and on the terms and conditions, provided for herein;

          NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

          1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

          2.   Amendment to Schedule A to the Loan Agreement. Schedule A to
               ---------------------------------------------  ----------
the Loan Agreement is hereby amended as of the Amendment Effective Date (as hereinafter defined) as follows:

          (a) The following new definitions shall be inserted in the proper alphabetical order:

               "Merck" shall mean Merck KGaA, a company organized under
                -----
            the laws of the Federal Republic of Germany.

               "Merck Equity Documents" shall mean, collectively, the
                ----------------------
            Merck Stock Purchase Agreement and any other agreements, instruments and documents executed pursuant thereto or in connection therewith, as any of the foregoing may from time to time be amended, modified or supplemented, all in form and substance satisfactory to Lender.

               "Merck Stock Purchase Agreement" shall mean that certain Stock
                ------------------------------
            Purchase Agreement to be entered into between Parent and Merck in form and substance satisfactory to Lender, pursuant to which Merck shall make an equity investment in Parent in an amount not less than $20,000,000.
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               "Overadvance Limit" shall mean for each period the amount set
                -----------------
            forth below for such period:

                  Period                 Overadvance Limit
                  ------                 -----------------

            2/17/98 through 6/19/98           $2,000,000
            6/20/98 and thereafter            $        0

            ; provided, however, that if Lender receives the Merck Equity
              --------
            Documents in form and substance satisfactory to Lender before June 19, 1998, the Overadvance Limit from the date of receipt thereof through June 19, 1998 shall be $2,500,000.

                "Permitted Holder" shall mean Merck or any other Person
                 ----------------
            controlled by Merck. For purposes of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

                "Sano Stock Reserve" shall mean a reserve in the amount of
                 ------------------
            $2,852,800, established pursuant to Section 1.15 hereof."
                                                ------------

            (b) The definition of "Borrowing Availability" shall be amended and
                                   ----------------------
restated in its entirety to read as follows:

                "Borrowing Availability" shall mean, at any time, the
                 ----------------------
            lesser at such time of (i) the Maximum Amount and (ii) the sum of the Borrowing Base and the Overadvance Limit then in effect, in each case less any reserves established by Lender from time to time, including, without limitation, the Sano Stock Reserve."

            (c) The definition of "Change of Control" shall be amended and
                                   -----------------
restated in its entirety to read as follows:

                "Change of Control" shall mean, (i) the replacement of a
                 -----------------
            majority of the Board of Directors of Parent, over a two-year period, from the directors who constituted the Board of Directors at the beginning of such period, which replacement shall not have been approved by a vote of at least a majority of the Board of Directors of Parent then still in office who were either members of the Board of Directors at the beginning of such period or whose appointment as a member of the Board of Directors was previously so approved; (ii) as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, a Person (other than a Permitted Holder) or entity or group of Persons acting in concert as a partnership, joint venture, alliance or other group shall have become the "beneficial owner" (within the meaning of Rule 13d-3 under the Exchange Act as in effect on the Closing Date) of securities of Parent representing 30% or more of the combined voting power of the then outstanding securities of Parent ordinarily (and apart from rights arising under special circumstances) having the right to vote in the election of directors thereof; (iii) the acquisition by any Person (or group of Persons acting in concert), other than a Permitted Holder, of the power to direct the management or affairs of the Parent by obtaining proxies, entering into voting agreements or trusts, acquiring securities or otherwise; or (iv) Parent shall fail to directly own all of the Stock of Borrower or any Subsidiary Guarantor."

          3.  Consent.  Lender hereby consents to the execution and delivery by
              -------
Parent of the Merck Equity Documents and the consummation of the transactions contemplated therein; provided, that (i) the Merck Equity Documents shall be in
                      --------
form and substance satisfactory to Lender, (ii) the equity investment to be made by Merck pursuant thereto shall be in an amount not less than $20,000,000 and
(iii) all proceeds of such equity investment shall be immediately contributed to the capital of Borrower and immediately applied by Borrower to prepayment of Revolving Credit Advances pursuant to Section 1.2(c) of the Loan Agreement. To
                                      --------------
the extent any proceeds remain after such prepayment, Borrower shall immediately invest such proceeds solely in a "Permitted Investment". The parties agree that such an investment shall not constitute a violation of the Loan Agreement. For purposes of this Amendment, "Permitted Investment" shall mean (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency thereof maturing no more than one year from the date of creation thereof, (ii) commercial paper maturing no more than one year from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc., (iii) certificates of deposit, maturing no more than one year from the date of creation thereof, issued by commercial banks incorporated under the laws of the United States of America, each having combined capital, surplus and undivided profits of not less than $300,000,000 and having a senior secured rating of "A" or better by a nationally recognize rating Agency (an "A Rated Bank"), and (iv)
                                                       ------------
time deposits, maturing no more than 30 days from the date of creation thereof,
with A Rated Banks.   Notwithstanding anything to the contrary contained in this
Section 3, Lender hereby reserves its right under Section 3.25 of the Loan
---------                                         ------------
Agreement to perfect its Lien in the above-mentioned proceeds.

          4.  Representations and Warranties.  To induce Lender to enter into
              ------------------------------
this Amendment, each Credit Party hereby represents and warrants that:

              A. The execution, delivery and performance by each Credit Party of this Amendment: (i) are within its corporate powers; (ii) have been duly authorized by all necessary corporate and shareholder action; and (iii) are not in contravention of any provision of its articles of incorporation or by-laws or other organizational documents.

              B. This Amendment has been duly executed and delivered by or on behalf of each Credit Party.

              C. This Amendment constitutes a legal, valid and binding obligation of each Credit Party enforceable against each Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

              D. No Default has occurred and is continuing both before and after giving effect to this Amendment.

              E. No action, claim or proceeding is now pending or, to the knowledge of each Credit Party, threatened against any Credit Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which challenges any Credit Party's right, power, or competence to enter into this Amendment or, to the extent applicable, perform any of its obligations under this Amendment, the Loan Agreement as amended hereby or any other Loan Document, or the validity or enforceability of this Amendment, the Loan Agreement as amended hereby or any other Loan Document or any action taken under this Amendment, the Loan Agreement as amended hereby or any other Loan Document or which if determined adversely could have or result in a Material Adverse Effect.

          5.  No Other Amendments/Waivers.  Except as expressly specified
              ---------------------------
herein, (i) the Loan Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms and (ii) this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

          6.  Outstanding Indebtedness; Waiver of Claims.  Each Credit Party
              ------------------------------------------
hereby acknowledges and agrees that as of February 24, 1998 the aggregate outstanding principal amount of the Revolving Credit Loan is $10,195,528.54 and that such principal amount is payable pursuant to the Loan Agreement, as amended hereby, without defense, offset, withholding, counterclaim or deduction of any kind. Each Credit Party hereby waives, releases, remises and forever discharges Lender and each other Indemnified Person from any and all Claims of any kind or character, known or unknown, which each Credit Party ever had, now has or might hereafter have against Lender which relates, directly or indirectly, to any acts or omissions of Lender or any other Indemnified Person on or prior to the Amendment Effective Date.

          7.  Expenses.  Borrower hereby reconfirms its obligations pursuant
              --------
to Section 10.2 of the Loan Agreement to pay and reimburse Lender for all
   -------
reasonable out-of-pocket expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

          8.  Effectiveness.  This Amendment shall become effective as of
              -------------
March 4, 1998 (the "Amendment Effective Date") only upon satisfaction in full in
                    ------------------------
the judgment of the Lender of each of the following conditions on or prior to March 4, 1998:

              A.  Documents.  Lender shall have received four (4) original
                  ---------
copies of this Amendment duly executed and delivered by Lender and each Credit Party.

              B.  Amendment Fee.  Borrower shall have paid to Lender an
                  --------------
amendment fee in the amount of $25,000.

              C.  Representations and Warranties.  All representations and
                  ------------------------------
warranties of or on behalf of each Credit Party in this Amendment and all the other Loan Documents shall be true and correct in all respects with the same effect as though such representations and warranties had been made on and as of the date hereof and on and as of the date that the other conditions precedent in this Section 8 have been satisfied, except to the extent that any such
     ---------
representation or warranty expressly relates to an earlier date.

              D.  Secretary's Certificate.  Each Credit Party shall have
                  -----------------------
provided Lender with a certificate in form and substance satisfactory to Lender of their respective Secretary or an Assistant Secretary certifying the resolutions adopted by their respective Boards of Directors approving this Amendment and the transactions contemplated herein.

          9.  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
              -------------
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         10.  Counterparts.  This Amendment may be executed by the parties
              ------------
hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         11.  Confidentiality.  Lender agrees to use commercially reasonable
              ---------------
efforts (equivalent to the efforts Lender applies to maintaining the confidentiality of its own confidential information) to maintain as confidential all terms of this Amendment for a period of two (2) years from the date hereof, except that Lender may disclose such terms (a) to Persons employed or engaged by Lender in evaluating, approving, structuring or administering the Revolving Credit Loan; (b) to any bona fide assignee or participant or potential assignee or participant that has agreed to comply with the covenant contained in this
Section 11 (and any such
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

bona fide assignee or participant or potential assignee or participant may disclose such information to Persons employed or engaged by them as described in clause (a) above); (c) as required or requested by any Governmental Authority or
----------
reasonably believed by Lender to be compelled by any court decree, subpoena or legal or administrative order or process; (d) as, in the opinion of Lender's counsel, required by law; (e) in connection with the exercise of any right or remedy under the Loan Documents or in connection with any action, claim, lawsuit, investigation or proceeding to which Lender is a party; or (f) which ceases to be confidential through no fault of Lender.

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                         Borrower:
                                         --------

                                         PAR PHARMACEUTICAL, INC.


                                         By:  /s/ Dennis O'Connor
                                            -----------------------------------
                                         Name: Dennis O'Connor
                                         Title:   VP - CFO



                                         Lender:
                                         ------

                                         GENERAL ELECTRIC CAPITAL
                                          CORPORATION


                                         By:  /s/ Martin S. Greenberg
                                            -----------------------------------
                                         Name: Martin S. Greenberg
                                         Its: Duly Authorized Signatory



                                         Parent:
                                         ------

                                         PHARMACEUTICAL RESOURCES,
                                          INC.


                                         By:  /s/ Dennis O'Connor
                                            -----------------------------------
                                         Name:  Dennis O'Connor
                                         Title:  VP - CFO



                      (SIGNATURES CONTINUED ON NEXT PAGE)

                                         Subsidiary Guarantors:
                                         ---------------------

                                         NUTRICEUTICAL RESOURCES, INC.


                                         By:  /s/ Dennis O'Connor
                                            -----------------------------------
                                         Name:  Dennis O'Connor
                                         Title:  VP - CFO


                                         PARCARE, LTD.


                                         By:  /s/  Dennis O'Connor
                                            -----------------------------------
                                         Name:  Dennis O'Connor
                                         Title:  VP - CFO